Exhibit 10.2

AMENDMENT NO. 1 TO IMPACT STOCKHOLDER VOTING AND SUPPORT AGREEMENT

This Amendment No. 1 to Impact Stockholder Voting and Support Agreement, dated as of February 27, 2025 (this “Amendment No. 1”), by and among Dr. Ashleys Limited, a Cayman Islands exempted company (“PubCo”), Dr Ashleys Bio Labs Limited, a Cayman Islands exempted company (the “Company”), Dr Ashleys Nevada Sub, Inc., a Nevada corporation (“Merger Sub”), Impact BioMedical Inc., a Nevada corporation (“Impact”), Kanans Visvanats (a.k.a. Kannan Vishwanatth), a Latvian national (“Dr Ashleys Shareholder”), DSS, Inc., DSS BioHealth Security, Inc. and DSS PureAir, Inc., each being a stockholder of Impact (each, the “Stockholder”). Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meaning given to them in the Initial Voting and Support Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, PubCo, Company, Impact, Merger Sub, Dr Ashleys Shareholder and the Stockholders are parties (the “Parties”) to the voting and support agreement dated as of June 21, 2025 (the “Initial Voting and Support Agreement”); and

WHEREAS, in accordance with the terms of Section 12(a) of the Initial Voting and Support Agreement, the Parties desire to enter into this Amendment No. 1 (together with the Initial Voting and Support Agreement, the “Impact Stockholder Voting and Support Agreement”) to amend the Initial Voting and Support Agreement further as set forth herein to modify certain terms and conditions of the Voting and Support Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. AMENDMENT TO THE VOTING AND SUPPORT AGREEMENT

1.1. The third WHEREAS clause of the Initial Voting and Support Agreement shall be deleted in its entirety and replaced as follows:

“WHEREAS, all of the Stockholders hold a total of 92,980,843 Shares on an as-converted basis as of the date of this Agreement representing 88.87% on a fully diluted basis after giving effect to the conversion of the Impact Series A Preferred Shares and the Promissory Notes held by the Stockholders as set out in Schedule I hereto.”

1.2. Schedule I shall be deleted in its entirety and replaced as follows:

Name	Common Shares
DSS, Inc.	32,484,802
DSS BioHealth Security, Inc.	60,496,041

SECTION 2. EFFECTIVENESS OF AMENDMENT

Upon the execution and delivery hereof, the Initial Voting and Support Agreement shall thereupon be deemed to be amended as set forth herein and with the same effect as if the Amendment No. 1 made hereby was originally set forth in the Initial Voting and Support Agreement, and this Amendment No. 1 and the Initial Voting and Support Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendment shall not operate so as to render invalid or improper any action heretofore taken under the Initial Voting and Support Agreement. Upon the effectiveness of this Amendment No. 1, each reference in the Initial Voting and Support Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Initial Voting Agreement shall refer to the Impact Stockholder Voting and Support Agreement as amended by this Amendment No. 1.

SECTION 3. GENERAL PROVISION

3.1 Miscellaneous. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Amendment No. 1 may be executed and delivered by facsimile or PDF transmission. The terms, agreements and provisions of Section 12 of the Initial Voting and Support Agreement shall apply to this Amendment No. 1, as applicable.

3.2 Voting and Support Agreement in Effect. Except as specifically and explicitly provided for in this Amendment No. 1, the Initial Voting and Support Agreement shall remain unmodified and in full force and effect.

[Signature Page Follows]

WHEREOF, the Parties have caused this Amendment No. 1 to be executed as of the date first above written.

IMPACT BIOMEDICAL INC.

By:

Name:	Frank D. Heuszel

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

Dr. Ashley Limited

By:

Name:

Title:

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

Dr Ashley Bio LABS LImited

By:

Name:

Title:

WHEREOF, the Parties have caused this Amendment No. 1 to be executed as of the date first above written.

DR. ASHLEYS NEVADA SUB, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

Dr. Ashley SHAREHOLDER

By:

Name:

WHEREOF, the Parties have caused this Amendment No. 1 to be executed as of the date first above written.

DSS, INC.:

By:

Name:

Title:

Email (For Notice):

WHEREOF, the Parties have caused this Amendment No. 1 to be executed as of the date first above written.

DSS BIOHEALTH SECURITY, INC.:

By:

Name:

Title:

Email (For Notice):

WHEREOF, the Parties have caused this Amendment No. 1 to be executed as of the date first above written.

DSS PUREAIR, INC.:

By:

Name:

Title:

Email (For Notice):